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                                                                    EXHIBIT 10.2

                            As of September 26, 2002

Liberty Livewire Corporation
520 Broadway, Fifth Floor
Santa Monica, CA  90401

Ladies and Gentlemen:

            Reference is made to the Subordination Agreement, dated as of June 22, 2001 (the "SUBORDINATION AGREEMENT"), by LIBERTY LIVEWIRE CORPORATION (the "BORROWER") and LIBERTY MEDIA CORPORATION ("LIBERTY MEDIA"), in favor of HELLER FINANCIAL LEASING, INC. ("HELLER"). Terms used but not defined in this letter agreement shall have the meanings ascribed to such terms in the Subordination Agreement.

            The Borrower has informed Heller of its intention to (i) borrow up to an additional $25,000,000 (the "ADDITIONAL FUNDS") under the First Amended and Restated Credit Agreement, dated as of December 22, 2000, between Liberty Media and the Borrower (the "LIBERTY CREDIT AGREEMENT") in addition to the additional $25,000,000 (the "PREVIOUS CONSENT FUNDS") referenced in the letter agreement, dated June 28, 2002, among the Borrower, Liberty Media and Heller (the "PREVIOUS CONSENT LETTER") and (ii) amend the Liberty Credit Agreement solely to modify the definition of Conversion Price set forth in Section 1.01 thereof solely with respect to such Additional Funds to an amount per Class B Common Stock (as defined in the Liberty Credit Agreement) no less than 115% of the average daily Current Market Price (as defined below) for the five most recent trading days ending on and including the date which is two business days prior to the borrowing date with respect to such Additional Funds, as such is adjusted pursuant to Section 8 of the Liberty Credit Agreement. "CURRENT MARKET PRICE" on any day means (i) the last reported sale price (or, if no sale is reported, the average of the high and low bid prices) on The Nasdaq Stock Market on such day of Class A Common Stock (as defined in the Liberty Credit Agreement), or (ii) if the primary trading market for Class A Common Stock is not The Nasdaq Stock Market, then the closing sale price regular way on such day (or, in case no such sale takes place on such day, the reported closing bid price regular way on such day) in each case on the New York Stock Exchange, or, if Class A Common Stock is not listed or admitted to trading on such exchange, then on the principal exchange on which Class A Common Stock is traded, or (iii) if the Current Market Price of Class A Common Stock on such day is not available pursuant to one of the methods specified above, then the average of the bid and asked prices for Class A Common Stock on such day as furnished by any New York Stock Exchange member firm selected from time to time by Liberty Media Corporation for that purpose. The Borrower has requested that Heller consent to such amendment of Section 1.01 of the Liberty Credit Agreement.


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            By its signature below, the Borrower hereby (i) represents that there is no Event of Default that has occurred and is continuing under the Heller Debt Agreements, (ii) represents that, as of the date hereof, (x) the drawn amount under the Liberty Credit Agreement is $214,993,197.40, (y) the remaining availability under the Liberty Credit Agreement (subject to the terms set forth in the Liberty Credit Agreement) is $98,606,802.60 (it being noted that the B-of-A Credit Agreement, as defined below, provides that the aggregate principal amount (exclusive of capitalized interest) that the Borrower may borrow under the Liberty Credit Agreement shall not exceed $310,000,000) and (z) there is no condition that the Borrower could not satisfy in order to draw the Additional Funds, and (iii) agrees that, except with respect to the specific matters set forth above, this letter agreement does not modify any of the obligations of the Borrower or any of the rights and remedies of Heller under the Heller Debt Agreements. For purposes of this letter agreement, the "B-of-A Credit Agreement" shall mean the credit agreement, dated as of December 22, 2000 (as amended by Amendment No. 1, dated as of November 1, 2001, and as further amended by Amendment No. 2, dated as of March 26, 2002) among the Borrower, the several Lenders from time to time parties to the B-of-A Credit Agreement, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, BANK OF AMERICA, N.A., as Issuer and Swingline Lender, BANK OF AMERICA, N.A., as administrative agent for the Lenders, SALOMON SMITH BARNEY INC., as Syndication Agent, and THE BANK OF NEW YORK COMPANY, INC., as Documentation Agent.

            Subject to the representations, warranties and covenants contained in the preceding paragraph, Heller hereby (i) consents to the amendment by the Borrower and Liberty Media to Section 1.01 of the Liberty Credit Agreement solely to modify the Conversion Price as forth herein with respect to loans of the Additional Funds made pursuant to Section 2.01(d) of the Liberty Credit Agreement, and (ii) consents to the departure by the Borrower and Liberty Media from the terms of the B-of-A Subordination Agreement as agreed to by the Administrative Agent (as defined in the B-of-A Subordination Agreement, the "ADMINISTRATIVE AGENT") and the lenders signatory thereto in the letter agreement, dated as of September 26, 2002, among the Administrative Agent, such lenders, the Borrower, and Liberty Media solely to the extent necessary for the amendment set forth in clause (i) above, provided that (i) promptly upon execution of such amendment, the Borrower shall provide a true and complete executed copy of such amendment to the Administrative Agent and shall have confirmed that only the Conversion Price in the Liberty Credit Agreement has been amended and (ii) within 3 business days of any borrowing of Additional Funds or Previous Consent Funds (each a "SUPPLEMENTAL BORROWING"), the Administrative Agent shall have received a certificate of an officer of the Borrower stating (a) the amount of such Supplemental Borrowing, (b) whether the amount borrowed pursuant to such Supplemental Borrowing constitutes Additional Funds or Previous Consent Funds, (c) in the case of any Supplemental Borrowing that constitutes Additional Funds, that such Supplemental Borrowing does not have the benefit of the repayment provisions set forth in the Previous Consent Letter, and (d) the aggregate outstanding amount of Additional Funds and Previous Consent Funds.

            This letter agreement shall not be construed as an amendment or novation of the Heller Debt Agreements. Except as expressly provided in the previous paragraph, the rights of the Borrower and Liberty Media set forth under this letter agreement with respect to the Additional Funds are separate and do not relate to the rights of the Borrower and Liberty Media


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Corporation set forth under the Previous Consent Letter with respect to the
Previous Consent Funds.

            This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. This letter agreement shall become effective upon the granting of the consent, which shall be evidenced by the execution of a counterpart of this letter by Heller. Delivery of an executed counterpart of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


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            THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     Sincerely,


                                     HELLER FINANCIAL LEASING, INC.


                                     By:  /s/ Ronald E. Lis
                                        -------------------------------------
                                        Name:  Ronald E. Lis
                                        Title: Vice President, Portfolio Manager


Acknowledged and Agreed to:

LIBERTY LIVEWIRE CORPORATION


By:    /s/ William E. Niles
       ------------------------------
Name:  William E. Niles
Title: Executive Vice President

LIBERTY MEDIA CORPORATION


By:    /s/ Elizabeth M. Markowski
       ------------------------------
Name:  Elizabeth M. Markowski
Title: Senior Vice President